                 PROSPECTUS SUPPLEMENT DATED DECEMBER 1, 1998
                      TO PROSPECTUS DATED APRIL 20, 1998

                       HILLIARD LYONS GROWTH FUND, INC.

  Cover Page. The following legend is added to the cover page of the
Prospectus:

  "SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OR GUARANTEED, ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS AFFILIATES OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL."

  Directors and Officers. The Section of the Prospectus entitled "Directors and Officers" appearing on page 8 is amended by replacing the table in that section with the following:

NAME                           POSITION WITH THE FUND                PRINCIPAL OCCUPATION
----                           ----------------------                --------------------
Donald F. Kohler(1)(2).. Chairman of the Board of Directors Investment Consultant
Samuel C. Harvey........ President                          Executive Vice President and
                                                             Director of Hilliard Lyons
Joseph C. Curry, Jr..... Secretary and Treasurer            Senior Vice President of Hilliard Lyons
Thomas A. Corea......... Vice President                     Vice President of Hilliard Lyons
Dianna P. Wengler....... Assistant Secretary                Vice President of Hilliard Lyons
William A. Blodgett,     Director                           Vice President, Deputy General
 Jr.....................                                     Counsel, Brown-Forman Corporation,
                                                             Louisville, KY
John C. Owens........... Director                           Private Investor, formerly Managing
                                                             Partner of Owens & Company,
                                                             Certified Public Accountants,
                                                             Lexington, KY
Stewart E. Conner....... Director                           Managing Partner, Law Firm of Wyatt,
                                                             Tarrant & Combs, Louisville, KY

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(1) Director deemed to be an "interested person" of the Fund for purposes of the 1940 Act by virtue of an affiliation with the Adviser and/or J.J.B. Hilliard, W.L. Lyons, Inc.
(2) Director of Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund, the investment adviser of which is J.J.B. Hilliard, W.L. Lyons, Inc.

  Investment Adviser. The Section of the Prospectus entitled "Investment Adviser" appearing on page 8 is amended by replacing the first sentence thereof with the following:

    "Hilliard Lyons serves as the Fund's investment adviser (the "Adviser"). The Adviser is a wholly-owned subsidiary of PNC Bank Corp. ("PNC"). The Adviser has its principal offices at Hilliard Lyons Center, Louisville, Kentucky 40202. PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707."

  The second paragraph of the Section of the Prospectus entitled "Investment Adviser" appearing on page 8 is amended by adding the following:

  "Thomas A. Corea has been named a co-portfolio manager of the Fund, and has served on the management team for the Fund since December, 1991."

  Distribution Arrangements. The section of the Prospectus entitled "Distributor" on page 9 is amended by replacing the first two sentences of that section with the following:

    "Provident Distributors, Inc. (the "Distributor"), Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, acts as the principal distributor of the Fund's shares. Pursuant to an agreement with the Fund, Hilliard Lyons has agreed to pay the Distributor a fee of $1000 per month. Hilliard Lyons, a wholly-owned subsidiary of PNC, has entered into a Broker-Dealer Agreement to sell shares of the Fund. For such services, Hilliard Lyons receives the 12b-1 fee and sales charge otherwise payable to the Distributor with respect to the shares the Distributor sells through Hilliard Lyons. You may invest or redeem in the Fund through Hilliard Lyons. The Fund paid trail fees to Hilliard Lyons, the former distributor, in the amount of $48,100 for the year ending December 31, 1997."